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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES AND EXCHANGE ACT OF 1934

  February 22, 2006
----------------------
(Date of earliest event reported)

                        GREATER ATLANTIC FINANCIAL CORP.
                        --------------------------------
             (Exact name of registrant as specified in its charter)


                                    DELAWARE
                                    --------
                 (State or other jurisdiction of incorporation)

          0-26467                                             54-1873112
------------------------------                                ----------
(Commission File Number)                                     (IRS Employer
                                                          Identification Number)

10700 Parkridge Boulevard, Suite P50 Reston, Virginia                    20191
-----------------------------------------------------                    -----
(Address of Principal Executive Offices)                              (Zip Code)


                                 (703) 391-1300
                                 --------------
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
    Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 8.01     OTHER EVENTS.

         On February 22, 2006, the registrant issued a news release announcing the registrant's engagement of Sandler O'Neill & Partners, L.P. to advise on the financial aspects of the Company's review of its strategic options. The text of the news release is attached as Exhibit 99.1 and is incorporated herein by reference.

ITEM 9.01     FINANCIAL STATEMENTS AND EXHIBITS.

         Exhibit 99.1    News Release dated February 22, 2006.



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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    GREATER ATLANTIC FINANCIAL CORP.


Date:  February 22, 2006            By: /s/ Carroll E. Amos
       -----------------                ---------------------------------------
                                        Carroll E. Amos, President and Chief
                                        Executive Officer

Date:  February 22, 2006            By: /s/ David E. Ritter
       -----------------                ---------------------------------------
                                        David E. Ritter, Senior Vice President
                                        and Chief Financial Officer